ADDENDUM TO FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND
                 JOINT ESCROW INSTRUCTIONS

     THIS ADDENDUM ("Addendum") TO FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT AND JOINT ESCROW
INSTRUCTIONS dated November 26, 1997 (the
"Amendment") is made as of December 3,1 997, to be attached to and made a part of the Amendment. All defined terms have the meaning set forth in the Amendment.

     Pursuant to Amendment Section 2.b(1), the parties hereby agree, and instruct Escrow that, the Purchase Price shall be reduced by Seventh-Five
Thousand Dollars ($75,000) to Thirty
Million Seven Hundred Twenty-Five Thousand Dollars
($30,725,000).

  IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date first set forth above.

"SELLER"                           "BUYER"
THE MUTUAL LIFE INSURANCE               ARDEN REALTY LIMITED
COMPANY OF NEW YORK,                    PARTNERSHIP,
A New York mutual life             A Maryland Partnership
insurance company
                                   By:  Arden Realty,Inc.
By:/s/ William Swackhamer               a Maryland corporation
Its: Regional Vice President
                                   By: /s/ Victor J. Coleman
                                   Its:  President & COO

"ESCROW AGENT" The undersigned acknowledges receipt of this Addendum and agree to act in accordance with all applicable provisions contained herein.

FIRST AMERICAN TITLE INSURANCE COMPANY,
a California corporation

By:  /s/ Patricia Pewthers
Its: Senior
Escrow Officer

Date: